[JANUS HENDERSON LOGO]
Janus Henderson Absolute Return Income Opportunities Fund
Ticker:	JUCAX	Class A Shares	JUCSX	Class S Shares	JUCNX	Class N Shares	JUCTX	Class T Shares
	JUCCX	Class C Shares	JUCIX	Class I Shares	JUCRX	Class R Shares
Summary Prospectus dated October 27, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

Investment Objective
Janus Henderson Absolute Return Income Opportunities Fund seeks to maximize total return, consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 98 of the Fund’s Prospectus and in the “Purchases” section on page 74 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class I Shares or Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.61%	0.61%	1.83%	0.60%	0.99%	1.43%	0.79%
Total Annual Fund Operating Expenses	1.51%	2.26%	2.73%	1.25%	1.64%	2.58%	1.44%
Fee Waiver(1)	0.55%	0.54%	1.60%	0.52%	1.00%	1.20%	0.56%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.96%	1.72%	1.13%	0.73%	0.64%	1.38%	0.88%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.63%. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange traded funds (“ETFs”) in which the Fund invests. The contractual waivers will remain in effect for at least a one-year period commencing on October 27, 2023. These contractual waivers may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and the Total Annual Fund Operating Expenses thereafter. Class C Shares automatically convert to Class A Shares after eight years. The Example
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for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$568	$878	$1,210	$2,146
Class C Shares	$275	$655	$1,161	$2,364
Class S Shares	$115	$695	$1,302	$2,943
Class I Shares	$75	$345	$636	$1,465
Class N Shares	$65	$419	$797	$1,859
Class R Shares	$140	$688	$1,263	$2,825
Class T Shares	$90	$400	$734	$1,676

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$568	$878	$1,210	$2,146
Class C Shares	$175	$655	$1,161	$2,364
Class S Shares	$115	$695	$1,302	$2,943
Class I Shares	$75	$345	$636	$1,465
Class N Shares	$65	$419	$797	$1,859
Class R Shares	$140	$688	$1,263	$2,825
Class T Shares	$90	$400	$734	$1,676

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and includes, but is not limited to, such investments as government notes and bonds, corporate bonds, convertible securities, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, collateralized loan obligations, fixed rate notes, floating rate securities, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments (“Fixed-Income Instruments”). The Fund may invest a significant portion of its assets in certain types of Fixed-Income Instruments, including mortgage-backed securities. In pursuing its investment objective, the Fund will have exposure to investments that are economically tied to a number of countries throughout the world.
The Fund employs an “absolute return” strategy, which means that the Fund benchmarks itself to an index of cash instruments, rather than a fixed-income index. In pursuing this strategy, the Fund seeks to achieve positive returns that exceed its benchmark index in a variety of market environments. The Fund seeks value across sectors and geographies using a wide range of instruments to capitalize on investment opportunities to maximize current income, while at the same time seeking to provide low volatility. The Fund seeks to take advantage of market mispricings and dislocations caused by structural inefficiencies in the fixed-income market. For example, portfolio management may favor investments in smaller countries or regions that tend to be underrepresented in fixed-income indices that are more heavily focused on the United States or other larger regions globally. A position may be sold if it reaches its total return target, if the investment thesis for owning it changes, or to limit potential losses.
The Fund’s average portfolio duration may range from negative two years to plus four years. As of June 30, 2023, the Fund’s average portfolio duration was 1.25 years. The Fund may invest in securities of varying maturities, although the Fund’s average portfolio maturity is generally less than five years. While the Fund primarily invests in investment-grade debt securities, it may invest up to 25% of its assets in high-yield bonds (also known as “junk” bonds). The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
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The Fund may invest in foreign debt securities, including investments in emerging markets. At times, the Fund may invest a substantial amount of its assets in foreign debt issuers located in a single region. The Fund will normally limit emerging markets investments to 15% of its net assets, measured at the time of purchase. The Fund will normally limit its foreign currency exchange exposure to 15% of its total assets. The Fund may limit its foreign currency exchange exposure by hedging through the use of forward contracts, cross-currency swaps, currency futures, and options. The Fund may invest in cash or cash equivalents such as short-term government bonds, commercial paper, repurchase agreements, and other short-duration fixed-income securities. The Fund may also invest in securities that have contractual restrictions that prohibit or limit their public resale (these are known as “restricted securities”), which may include Rule 144A securities.
The Fund may invest in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may utilize interest rate futures, interest rate swaps, credit default swaps (both single-name and index), options, swaptions, and currency forwards for various investment purposes, such as to manage or hedge portfolio risk, enhance return, or manage duration. The Fund may engage in short sales of derivatives instruments such as options, futures, and swaps.

Principal investment risks
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings.Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are
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unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
Australia Risk. The Fund’s investment in Australian issuers may subject the Fund to loss in the event of adverse tax, political, economic, regulatory, and other developments that affect Australia and its fixed-income markets, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is economically sensitive to environmental events and is located in a part of the world that has historically been prone to natural disasters, such as drought and flooding.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.
Derivatives Risk. Derivatives, such as swaps, futures, forwards, and options, can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage.Derivatives entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it
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contractually is entitled to receive.Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate futures in particular entail the risk that portfolio management’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund.Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole.In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Floating Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Restricted Securities Risk. Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5 | Janus Henderson Absolute Return Income Opportunities Fund

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception. Class R Shares of the Fund commenced operations on February 6, 2015.
•
The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class R Shares for periods prior to February 6, 2015, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	4th Quarter 2018	2.25%	Worst Quarter:	2nd Quarter 2018	– 5.76%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2023 was 4.05%.
Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	Since Inception (5/27/14)
Class I Shares
Return Before Taxes	– 1.46%	0.19%	0.78%
Return After Taxes on Distributions	– 2.29%	– 0.76%	– 0.20%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 0.86%	– 0.25%	0.18%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%
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Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	Since Inception (5/27/14)
Class A Shares
Return Before Taxes(2)	– 6.31%	– 1.00%	– 0.03%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%
Class C Shares
Return Before Taxes(3)	– 3.34%	– 0.74%	– 0.18%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%
Class S Shares
Return Before Taxes	– 1.86%	– 0.25%	0.34%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%
Class N Shares
Return Before Taxes	– 1.37%	0.27%	0.83%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%
Class R Shares
Return Before Taxes	– 2.09%	– 0.46%	0.10%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%
Class T Shares
Return Before Taxes	– 1.60%	0.05%	0.60%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)
Calculated assuming maximum permitted sales loads.
(3)
The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the FTSE 3-Month U.S. Treasury Bill Index. The index is described below.
•
The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index designed to represent the average of Treasury bill rates for each of the prior 3 months, adjusted to a bond equivalent basis.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

Management
Investment Adviser: Janus Henderson Investors US LLC
Portfolio Management: Dylan Bourke, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2021. Jason England is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2019. Daniel Siluk is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2021.

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Purchase and sale of Fund shares
Minimum Investment Requirements
Class A Shares, Class C Shares*, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$2,500**
Certain tax-advantaged accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500 †
• certain tax-advantaged accounts or UGMA/UTMA accounts	$500 †
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

†
Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.
*
The maximum purchase in Class C Shares is $500,000 for any single purchase.
**
Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.
***
Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or the Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.
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[JANUS HENDERSON LOGO]
Janus Henderson Absolute Return Income Opportunities Fund
Ticker:	JUCDX	Class D Shares
Summary Prospectus dated October 27, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at janushenderson.com/reports. You can also get this information at no cost by calling a Janus Henderson representative at 1-800-525-3713 or by sending an email request to prospectusorder@janushenderson.com.

Investment Objective
Janus Henderson Absolute Return Income Opportunities Fund seeks to maximize total return, consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.65%
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.34%
Fee Waiver(1)	0.57%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.77%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.63%. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange traded funds (“ETFs”) in which the Fund invests. The contractual waivers will remain in effect for at least a one-year period commencing on October 27, 2023. These contractual waivers may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$79	$368	$680	$1,563

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal investment strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments, and includes, but is not limited to, such investments as government notes and bonds, corporate bonds, convertible securities, commercial paper, commercial and residential mortgage-backed securities, asset-backed securities, collateralized loan obligations, fixed rate notes, floating rate securities, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments (“Fixed-Income Instruments”). The Fund may invest a significant portion of its assets in certain types of Fixed-Income Instruments, including
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mortgage-backed securities. In pursuing its investment objective, the Fund will have exposure to investments that are economically tied to a number of countries throughout the world.
The Fund employs an “absolute return” strategy, which means that the Fund benchmarks itself to an index of cash instruments, rather than a fixed-income index. In pursuing this strategy, the Fund seeks to achieve positive returns that exceed its benchmark index in a variety of market environments. The Fund seeks value across sectors and geographies using a wide range of instruments to capitalize on investment opportunities to maximize current income, while at the same time seeking to provide low volatility. The Fund seeks to take advantage of market mispricings and dislocations caused by structural inefficiencies in the fixed-income market. For example, portfolio management may favor investments in smaller countries or regions that tend to be underrepresented in fixed-income indices that are more heavily focused on the United States or other larger regions globally. A position may be sold if it reaches its total return target, if the investment thesis for owning it changes, or to limit potential losses.
The Fund’s average portfolio duration may range from negative two years to plus four years. As of June 30, 2023, the Fund’s average portfolio duration was 1.25 years. The Fund may invest in securities of varying maturities, although the Fund’s average portfolio maturity is generally less than five years. While the Fund primarily invests in investment-grade debt securities, it may invest up to 25% of its assets in high-yield bonds (also known as “junk” bonds). The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest in foreign debt securities, including investments in emerging markets. At times, the Fund may invest a substantial amount of its assets in foreign debt issuers located in a single region. The Fund will normally limit emerging markets investments to 15% of its net assets, measured at the time of purchase. The Fund will normally limit its foreign currency exchange exposure to 15% of its total assets. The Fund may limit its foreign currency exchange exposure by hedging through the use of forward contracts, cross-currency swaps, currency futures, and options. The Fund may invest in cash or cash equivalents such as short-term government bonds, commercial paper, repurchase agreements, and other short-duration fixed-income securities. The Fund may also invest in securities that have contractual restrictions that prohibit or limit their public resale (these are known as “restricted securities”), which may include Rule 144A securities.
The Fund may invest in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may utilize interest rate futures, interest rate swaps, credit default swaps (both single-name and index), options, swaptions, and currency forwards for various investment purposes, such as to manage or hedge portfolio risk, enhance return, or manage duration. The Fund may engage in short sales of derivatives instruments such as options, futures, and swaps.

Principal investment risks
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.
Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings.Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
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Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
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•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•
Australia Risk. The Fund’s investment in Australian issuers may subject the Fund to loss in the event of adverse tax, political, economic, regulatory, and other developments that affect Australia and its fixed-income markets, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is economically sensitive to environmental events and is located in a part of the world that has historically been prone to natural disasters, such as drought and flooding.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with
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respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.
Derivatives Risk. Derivatives, such as swaps, futures, forwards, and options, can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage.Derivatives entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate futures in particular entail the risk that portfolio management’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund.Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole.In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Floating Rate Obligations Risk. The Fund may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of
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foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Restricted Securities Risk. Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter:	4th Quarter 2018	2.20%	Worst Quarter:	2nd Quarter 2018	– 5.70%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2023 was 4.02%.
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Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	Since Inception (5/27/14)
Class D Shares
Return Before Taxes	– 1.50%	0.13%	0.65%
Return After Taxes on Distributions	– 2.31%	– 0.79%	– 0.28%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 0.89%	– 0.28%	0.10%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for expenses, fees, or taxes)	1.50%	1.25%	0.86%

(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the FTSE 3-Month U.S. Treasury Bill Index. The index is described below.
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The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index designed to represent the average of Treasury bill rates for each of the prior 3 months, adjusted to a bond equivalent basis.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management
Investment Adviser: Janus Henderson Investors US LLC
Portfolio Management: Dylan Bourke, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2021. Jason England is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2019. Daniel Siluk is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2021.

Purchase and sale of Fund shares

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

Tax information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to broker-dealers and other financial intermediaries
With respect to share classes not offered in this Prospectus, the Fund or its distributor (or its affiliates) pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
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